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                                                               Exhibit No. 10.42

                             BOND PURCHASE AGREEMENT

                                   $25,000,000
                  BUCKS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
                         Water Facilities Revenue Bonds
          (Pennsylvania Suburban Water Company Project) Series of 2002

         Bond Purchase Agreement dated May 21, 2002, among the BUCKS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Authority"), PENNSYLVANIA SUBURBAN WATER COMPANY, a Pennsylvania corporation (the "Company"), and JANNEY MONTGOMERY SCOTT LLC, a Delaware limited liability company as representative on behalf of the underwriters (the "Underwriter").

         1.       Background.

                  (a) The Authority proposes to enter into a Construction and Financing Agreement (the "Financing Agreement") dated as of June 1, 2002 with the Company, under which the Authority will agree to loan to the Company funds
(1) to finance a portion of the costs of the acquisition, construction, installation and equipping of the Facilities (as defined below), and (2) to pay a portion of the costs of issuance of the Bonds (the "Project"). The Facilities being financed using proceeds of the Bonds (the "Facilities") are located at various sites throughout the Company's existing water supply and distribution system and are described in the Financing Agreement. To finance the loan under the Financing Agreement, the Authority proposes to issue and sell $25,000,000 aggregate principal amount of the bonds identified above (the "Bonds") to the Underwriter, who will in turn reoffer the Bonds for sale to the public;

                  (b) The Bonds will be issued pursuant to the Pennsylvania Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented (the "Act"), a resolution adopted by the Authority on May 2, 2002 (the "Authority Resolution") and under a Trust Indenture dated as of June 1, 2002 (the "Trust Indenture"), between the Authority and Wachovia Bank, National Association, as trustee (the "Trustee"). The Bonds will have such terms as are set forth in Schedule I attached hereto. The Bonds will be payable out of payments by the Company under the Financing Agreement, including payments under its First Mortgage Bond, to be issued in the principal amount of $25,000,000 (the "First Mortgage Bond") concurrently with the Bonds pursuant to the Company's Indenture of Mortgage (the "Indenture of Mortgage") dated as of January 1, 1941, from the Company to JP Morgan Trust Company, National Association, as trustee (successor to The Pennsylvania Company for Insurance on Lives and Granting Annuities, The Pennsylvania Company for Banking and Trusts, The First Pennsylvania Banking and Trust Company, First Pennsylvania Bank, N.A., CoreStates Bank, N.A. and Mellon Bank, N.A.) (the "Mortgage Trustee"), as presently amended and supplemented and as to be further supplemented by a Thirty-Sixth Supplemental Indenture of Mortgage dated as of June 1, 2002 (the "Thirty-Sixth Supplemental Mortgage," which together with the Indenture of Mortgage, as amended and supplemented, is referred to hereinafter as the "Mortgage"). The First Mortgage Bond will be issued in the same principal amount and will mature on the same date and bear interest at the same rate as the Bonds. All of the Authority's rights under the Financing Agreement to receive and enforce repayment of its loan to the Company and to enforce payment of the Bonds, including all of the Authority's rights to the First Mortgage Bond, except for the Authority's rights to certain fees and reimbursements for expenses, indemnification and notice thereunder and rights relating to amendments of and

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notices under the Financing Agreement, will be assigned to the Trustee as security for the Bonds pursuant to the Trust Indenture;

                  (c) The Project is intended to construct facilities for the furnishing of water for purposes of Section 142(a)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the interest on the Bonds will not be includable in gross income for federal income tax purposes under the Code and the Underwriter may offer the Bonds for sale without registration under the Securities Act of 1933, as amended (the "1933 Act") or qualification of the Trust Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act"); and

                  (d) A Preliminary Official Statement dated May 10, 2002, including the Appendices thereto and all documents incorporated therein by reference (the "Preliminary Official Statement"), has been supplied to the parties hereto, and a final Official Statement to be dated as of the date hereof, including the Appendices thereto and all documents incorporated therein by reference, prepared for use in such offerings will be supplied to the parties hereto as soon as it is available, subject to Section 10 hereof (such final Official Statement, as it may be amended or supplemented with the consent of the Authority, the Underwriter and the Company, is hereinafter referred to as the "Official Statement").

         2. Purchase, Sale and Closing. On the terms and conditions herein set forth, the Underwriter will buy from the Authority, and the Authority will sell to the Underwriter, all (but not less than all) of the Bonds at a purchase price equal to $24,750,000 consisting of the aggregate principal amount of the Bonds ($25,000,000), less an underwriters' discount of $250,000, plus accrued interest. Payment shall be made in immediately available funds to the Trustee for the account of the Authority. Closing (the "Closing") will be at the offices of Eckert, Seamans, Cherin & Mellott, LLC, bond counsel, at 10:00 a.m., Eastern Daylight Time, on June 5, 2002 or at such other date, time or place or in such other manner as may be agreed on by the parties hereto. The Bonds will be delivered as fully registered Bonds with one Bond for each maturity, each in the aggregate principal amount of Bonds for each such maturity as requested in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"), with CUSIP numbers printed thereon, and shall conform in all respects to DTC's Book-Entry-Only System. Delivery of the Bonds will be made at the office of DTC in New York, New York, unless DTC's "FAST" program is employed, in which case the delivery of the Bonds will be made at the offices of Eckert Seamans Cherin & Mellott, LLC, bond counsel (or such other location as is acceptable to the Underwriter). If the Underwriter so requests, the Bonds shall be made available to the Underwriter (prior to their delivery to DTC) in Philadelphia, Pennsylvania at least three full business day before the Closing for purposes of inspection.

         The Underwriter agrees to make a bona fide public offering of the Bonds at the initial offering prices or yields set forth in the Official Statement; provided, however, that the Underwriter reserves the right (and the Authority and the Company hereby expressly acknowledge such right): (i) to make concessions to dealers; (ii) to effect transactions that stabilize or maintain the market price of the Bonds above that which might otherwise prevail in the open market and to discontinue at any time such stabilizing transactions; and
(iii) to change such initial offering prices, all as the Underwriter shall deem necessary in connection with the marketing of the Bonds.

         3. Authority's Representations and Warranties. The Authority makes the following representations and warranties, all of which shall survive Closing; that:

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                  (a) The Authority is a body politic and corporate, duly
created and existing under the Constitution and laws of the Commonwealth of Pennsylvania (the "Commonwealth"), and has, and at the date of Closing will have, full legal right, power and authority to: (i) enter into this Bond Purchase Agreement; (ii) execute and deliver the Bonds, the Trust Indenture, the Financing Agreement, this Bond Purchase Agreement and the Authority's tax certificate and the other various documents and certificates executed by the Authority in connection therewith (collectively, the "Authority Financing Documents"); (iii) issue, sell and deliver the Bonds to the Underwriter as provided herein; and (iv) carry out and consummate the transactions contemplated by the Authority Financing Documents and the Official Statement to be carried out and/or consummated by it;

                  (b) The sections entitled "INTRODUCTORY STATEMENT," "ABSENCE OF MATERIAL LITIGATION" (insofar as each such section relates to the Authority) and "THE AUTHORITY" contained in the Preliminary Official Statement as of its date did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (c) The sections entitled "THE AUTHORITY" and "ABSENCE OF MATERIAL LITIGATION" (insofar as it relates to the Authority) contained in the Official Statement as of its date does not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (d) The Authority has complied, and will at the Closing be in compliance, in all material respects with the provisions of the Act;

                  (e) To the extent required by law, the Authority has duly authorized and approved the Preliminary Official Statement and the Official Statement; and has duly authorized and approved the execution and delivery of, and the performance by the Authority of the obligations on its part contained in, the Authority Financing Documents;

                  (f) To the best of the knowledge of the officer of the Authority executing this Bond Purchase Agreement, the Authority is not in material breach of or in default under any applicable law or administrative regulation of the Commonwealth or the United States; and the execution and delivery of the Authority Financing Documents, and compliance with the provisions of each thereof, do not and will not conflict with or constitute a breach of or default under any existing law, administrative regulation, judgment, decree, loan agreement, note, resolution, agreement or other instrument to which the Authority is a party or is otherwise subject;

                  (g) Except as previously disclosed to the Company and the Underwriter, the Authority is not now in default, and has not at any time been in default, as to principal or interest on any obligation issued or guarantee by the Authority;

                  (h) All approvals, consents and orders of any governmental authority, board, agency or commission having jurisdiction which would constitute a condition precedent to the

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Authority's legal ability to issue the Bonds or to the Authority's performance of its obligations hereunder and under the Authority Financing Documents have been obtained or will be obtained prior to the Closing;

                  (i) The Bonds, when issued, authenticated and delivered in accordance with the Trust Indenture and sold to the Underwriter as provided herein, will be validly issued and will be valid and binding limited obligations of the Authority enforceable against the Authority in accordance with their terms (except as an enforcement of remedies may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or legal or equitable principles affecting the enforcement of creditors' rights ("Creditors' Rights Limitations"));

                  (j) The terms and provisions of the Authority Financing Documents when executed and delivered by the respective parties thereto will constitute the valid, legal and binding obligations of the Authority enforceable against the Authority in accordance with their respective terms (except as enforcement of remedies may be limited by Creditors' Rights Limitations);

                  (k) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, or public board or body, pending or, to the knowledge of the Authority after due inquiry, threatened against the Authority, affecting the existence of the Authority or the titles of its officers to their respective offices or seeking to prohibit, restrain or enjoin the sale, issuance or delivery of the Bonds or of the revenues or assets of the Authority pledged or to be pledged to pay the principal of and interest on the Bonds, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Authority Financing Documents or contesting in any way the completeness or accuracy of the Preliminary Official Statement or the Official Statement, or contesting the power or authority of the Authority with respect to the issuance of the Bonds or the execution, delivery or performance of any of the Authority Financing Documents, or wherein an unfavorable decision, ruling or finding would affect in any way the validity or enforceability of any of the Authority Financing Documents;

                  (l) The net proceeds received from the Bonds and applied in accordance with the Trust Indenture and Financing Agreement shall be used in accordance with the Act as described in the Official Statement;

                  (m) The Authority has not been notified of any listing or proposed listing by the Internal Revenue Service to the effect that the Authority is a bond issuer whose arbitrage certifications may not be relied upon; and

                  (n) Any certificate signed by any of the authorized officers of the Authority and delivered to the Underwriter shall be deemed a representation and warranty by the Authority to the Underwriter as to the statements made therein.

         4. Company's Representations and Warranties. The Company makes the following representations and warranties, all of which will survive the
Closing:

                  (a) The Company has not sustained since December 31, 2001 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Official Statement, there

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have not been any material changes in the outstanding capital stock or the long-term debt of the Company or any material adverse change, or a development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Official Statement;

                  (b) The Company was organized, is in good standing and subsists as a corporation under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement;

                  (c) The First Mortgage Bond has been duly authorized; and, when issued and delivered as contemplated by this Bond Purchase Agreement, will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Mortgage;

                  (d) The Original Indenture has been duly authorized, executed and delivered by the Company and the Mortgage Trustee, and the Thirty-Sixth Supplemental Mortgage has been duly authorized. When the Thirty-Sixth Supplemental Mortgage, in substantially the form approved by the Company, has been executed and delivered by the Company and the Mortgage Trustee and recorded as required by law, the Mortgage (i) will constitute a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by Creditors' Rights Limitations; and (ii) will constitute a direct, valid and enforceable first mortgage lien (except as enforceability of such lien may be limited by Creditors' Rights Limitations) upon all of the properties and assets of the Company (not heretofore released as provided for in the Mortgage) specifically or generally described or referred to in the Mortgage as being subject to the lien thereof, excepting permitted liens under the Mortgage and excepting property and assets that the Mortgage expressly excludes from the lien thereof, and will create a similar lien upon all properties and assets acquired by the Company after the execution and delivery of the Thirty-Sixth Supplemental Mortgage and required to be subjected to the lien of the Mortgage pursuant thereto when so acquired, except for permitted liens under the Mortgage; the Original Indenture has been, and the Thirty-Sixth Supplemental Mortgage will be, duly filed, recorded or registered in each place in the Commonwealth in which such filing, recording or registration was or is required to protect and preserve the lien of the Mortgage; and all necessary approvals of regulatory authorities, commissions and other governmental bodies having jurisdiction over the Company required to subject the mortgaged properties and assets or trust estate (as defined in the Mortgage) to the lien of the Mortgage have been duly obtained;

                  (e) In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title to all of its real property currently held in fee simple; good and marketable title to all of its other interests in real property (other than certain rights of way, easements, occupancy rights, riparian and flowage rights, licenses, leaseholds, and real property interests of a similar nature); and good and marketable title to all personal property owned by it; in each case free and clear of all liens, encumbrances and defects except such as may be described in the Official Statement, the lien of the Mortgage, permitted liens under the Mortgage or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with

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such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

                  (f) In each of the following cases except for such exceptions which are not material and do not interfere with the conduct of the business of the Company, the Company has all licenses, franchises, permits, authorizations, rights, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the Mortgage necessary for the operation of the business carried on by it as described in the Official Statement; except as otherwise set forth in the Official Statement, all such licenses, franchises, permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or, to its knowledge after due inquiry, threatened that would result in a material modification, suspension or revocation thereof; and the Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations;

                  (g) The issue and delivery of the First Mortgage Bond and the compliance by the Company with all of the applicable provisions of the First Mortgage Bond and the Mortgage and the execution, delivery and performance by the Company of the Thirty-Sixth Supplemental Mortgage, the Financing Agreement, this Bond Purchase Agreement and the Continuing Disclosure Agreement (hereinafter defined) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien of the Mortgage) upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company are subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body (other than those already obtained) is required for the issue and delivery of the First Mortgage Bond; the execution, delivery and performance by the Company of this Bond Purchase Agreement, the Financing Agreement, the Thirty-Sixth Supplemental Mortgage, the First Mortgage Bond and the Continuing Disclosure Agreement, or the consummation by the Company of the other transactions contemplated by this Bond Purchase Agreement or the Mortgage;

                  (h) The Pennsylvania Public Utility Commission by order has duly authorized the issuance and delivery of the First Mortgage Bond on terms not inconsistent with this Bond Purchase Agreement;

                  (i) The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                  (j) There are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject, other than as set forth in

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the Official Statement and other than litigation incident to the kind of business conducted by the Company, wherein an unfavorable ruling, decision or finding is likely that would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge after due, no such proceedings are threatened by governmental authorities or threatened by others;

                  (k) (i) The Project consists of either land or property of a character subject to the allowance for depreciation for federal income tax purposes and will be used to furnish water that is or will be made available to members of the general public (including electric utility, industrial, agricultural, or commercial users); (ii) the rates for the furnishing or sale of the water have been established or approved by a State or political subdivision thereof, by an agency or instrumentality of the United States, or by a public service or public utility commission or other similar body of any State or political subdivision thereof; and (iii) all other information supplied by the Company to the Underwriter with respect to the exclusion from gross income pursuant to Section 103 of the Code of the interest on the Bonds is correct and complete;

                  (l) The Company has not, within the immediately preceding ten
(10) years, defaulted in the payment of principal or interest on any of its bonds, notes or other securities, or any legally authorized obligation issued by it; and

                  (m) The information with respect to the Company and the Project contained in the Preliminary Official Statement and the Official Statement (including appendices A and B thereto) do not contain an untrue statement of a material fact or omit to state a material fact necessary to make such information and descriptions, in the light of the circumstances under which they were made, not misleading.

         5.       Authority's Covenants.  The Authority will:

                  (a) furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request to qualify the Bonds for offer and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions in the United States of America as the Underwriter may designate and will assist, if necessary therefor, in the continuance of such qualifications in effect so long as required for distribution of the Bonds; provided, however, that the Authority shall in no event be required to file a general consent to suit or service of process or to qualify as a foreign corporation or as a dealer in securities in any such state or other jurisdiction;

                  (b) not, on its part, amend or supplement the Official Statement without prior notice to and the consent of the Underwriter and the Company and will advise the Underwriter and the Company promptly of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement in connection with the offer and sale of the Bonds; and

                  (c) refrain from knowingly taking any action (and permitting any action with regard to which the Authority may exercise control) which would result in the loss of the exclusion from gross income for federal income tax purposes of interest on the Bonds referred to under the caption "TAX MATTERS" in the Official Statement.

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         6.       Company's Covenants. The Company agrees that it will:

                  (a) refrain from knowingly taking any actions (and from permitting any action with regard to which the Company may exercise control) that would result in the loss of the exclusion from gross income for federal tax purposes of interest on the Bonds referred to under the caption "TAX MATTERS" in the Official Statement;

                  (b) indemnify and hold harmless the Authority, its members, directors, officers, agents, attorneys, and employees and the Underwriter, its officers, directors, officials, agents, attorneys, employees, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), from and against all losses, claims, damages, liabilities and expenses, joint or several, to which the Authority and the Underwriter, or either of them, or any of their respective members, directors, officers, agents, attorneys, and employees and each person, if any, who controls the Underwriter within the meaning of the 1933 Act or 1934 Act as aforedescribed may become subject, under federal laws or regulations, or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon: (i) a breach of the Company's representations included in this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact pertaining to the Project, the Company, the First Mortgage Bond or any document delivered by the Company in connection with the issuance of the Bonds set forth in the Official Statement, the Preliminary Official Statement or any amendment to either, or (iii) the willful or negligent omission of (or the alleged omission to state) a material fact in the Official Statement or in the Preliminary Official Statement, or in any amendment or supplement to either, as such fact is required to be stated therein or necessary to make the statements therein which pertain to the Company, the Project, the Bonds or any document delivered by the Company in connection with the issuance of the First Mortgage Bond not misleading in the light of the circumstances under which they were made, or (iv) arising by virtue of the failure to register the Bonds under the 1933 Act or the failure to qualify the Indenture under the 1939 Act;

                  (c) undertake, pursuant to the Continuing Disclosure Agreement dated June 1, 2002 to be entered into between the Company and the Trustee (the "Continuing Disclosure Agreement"), to provide annual reports and notices of certain material events in accordance with Rule 15c2-12 under the 1934 Act, as amended ("Rule 15c2-12"). A description of this undertaking and the Continuing Disclosure Agreement is set forth in the Preliminary Official Statement and will also be set forth in the Official Statement;

                  (d) not amend or supplement the Official Statement without prior notice to, and the consent of, the Underwriter, and will advise the Underwriter and the Authority promptly of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement in connection with the offer and the sale of the Bonds; and

                  (e) Concurrently with the Authority's and the Company's acceptance hereof, and as a condition to the obligation of the Underwriter hereunder, (a) the Company will deliver or cause to be delivered to the Underwriter a letter or letters from PricewaterhouseCoopers, LLP, dated a date not more than seven days prior to the date of this Bond Purchase Contract, containing the results of the performance of certain agreed upon procedures and consenting to the use of the Company's audited financial statements prepared by PricewaterhouseCoopers, LLP, in the Preliminary Official Statement and the Official Statement.

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         7. Underwriter's Covenant. By acceptance hereof the Underwriter agrees to indemnify and hold harmless the Authority, its members, directors, officers, agents, attorneys, and employees and the Company, its officers, directors, agents, attorneys, and employees and each person if any, who controls the Company within the meaning of Section 15 of the 1933 Act against all or several claims, losses, damages, liabilities and expenses asserted against them, or any of them, at law or in equity, in connection with (i) the offering and sale of the Bonds on the grounds that the information under the caption "UNDERWRITING" in the Preliminary Statement or the Official Statement (or any supplement or amendment to said information) contains an untrue or allegedly untrue statement of a material fact or omits or allegedly omits to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made (it being understood that the Underwriters furnished only the information under such "UNDERWRITING" heading), or (ii) failure on the part of the Underwriter to deliver an Official Statement to any purchaser; and will reimburse any legal or other expenses reasonably incurred by a party, person or entity indemnifiable under this Section 7 in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Underwriter shall not be liable for any settlement of any such action effected without its consent.

         8. Notice of Indemnification; Settlement. Promptly after a party, person or entity indemnifiable under Section 6 or 7 of this Bond Purchase Agreement (an "Indemnitee") receives notice of the commencement of any action against such Indemnitee in respect of which indemnity is to be sought by the Indemnitee against the Company or the Underwriter, as the case may be (the "Indemnifying Party"), the Indemnitee will notify the Indemnifying Party in writing of such action and the Indemnifying Party may assume the defense thereof, including the employment of counsel and the payment of all expenses; but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to the Indemnitee otherwise than hereunder. The Indemnifying Party shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such action, the Indemnifying Party will indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such settlement or judgment. The indemnity agreements contained in this Bond Purchase Agreement shall include reimbursement for expenses reasonably incurred by an Indemnitee in investigating the claim and in defending it if the Indemnifying Party declines to assume the defense and shall survive delivery of the Bonds.

         9. Equitable Contribution. If the indemnification provided for in
Section 6(b) of this Bond Purchase Agreement is unavailable to the Underwriter (or any controlling person thereof) in respect of any losses, claims, damages or liabilities referred to therein, then the Company shall, in lieu of indemnifying the Underwriter, contribute to the amount paid or payable by the Underwriter as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter, respectively, from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by the Underwriter in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriter, respectively, in connection with the statements or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable

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considerations. The relative benefit received by the Company or the Underwriter shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting issuance costs and expenses other than underwriting fees and commissions) received by the Company, on the one hand, bear to the total underwriting fees and commissions received by the Underwriter, on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by the Underwriter as a result of the losses, claims, damages or liabilities referred to above in this Section 9 shall be deemed to include any reasonable legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

         10.      Official Statement; Public Offering.

                  (a) In order to enable the Underwriter to comply with Rule 15c2-12: (i) the Company has prepared (or caused to be prepared) the Preliminary Official Statement, which the Company and the Authority (but, in the case of the Authority, only with respect to the information therein under the headings "THE AUTHORITY" and, insofar as they relate to the Authority, "INTRODUCTORY STATEMENT" and "ABSENCE OF MATERIAL LITIGATION") deem final and complete as of its date; (ii) the Company shall provide to the Underwriter sufficient copies of the Official Statement in sufficient time to accompany any confirmation that requires payment from any customer and in any event within seven business days after the date of this Bond Purchase Agreement; and (iii) if any event of which the Company has or gains knowledge would render the Official Statement misleading in any material respect in the period from the date of its delivery to the Underwriter by the Company (as that phrase is defined in Rule 15c2-12) then the Company shall promptly give the Underwriter notice thereof. The Authority and the Company hereby authorize the use of the Preliminary Official Statement and the Official Statement by the Underwriter in connection with the offering of the Bonds.

                  (b) After the Closing, and until the Underwriter has informed the Authority and the Company that the Underwriter has sold all the Bonds, the Authority and the Company will not adopt or distribute any amendment of or supplement to the Official Statement, except with the prior written consent of the Underwriter; and if any event relating to or affecting the Authority, the Company or the Bonds shall occur, the result of which shall make it necessary, in the opinion of the Underwriter, to amend or supplement the Official Statement in order to make it not misleading in the light of the circumstances existing at that time, the Company shall forthwith prepare, and the Company and the Authority shall approve for distribution, a reasonable number of copies of an amendment of or supplement to the Official Statement, in form and substance reasonably satisfactory to the Underwriter, so that the Official Statement then will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances existing at that time, not misleading. The Authority shall cooperate with the Company in the issuance and distribution of any such amendment or supplement.

                  (c) At or before Closing, the Underwriter shall promptly provide a Nationally Recognized Municipal Securities Information Repository ("NRMSIR") and the Municipal Securities Rulemaking Board ("MSRB") with a copy of the Official Statement for filing in accordance with Rule 15c2-12 and will inform the Authority and the Company in writing as to (i) the date and place of such filing and (ii) the date of the end of the underwriting period.

         11. Conditions of Underwriter's and Authority's Obligations. The Underwriter's obligations to purchase and pay for the Bonds and the Authority's obligation to issue and deliver the Bonds are subject to fulfillment of the following conditions at or before Closing:

                  (a) The representations of the Authority and the Company herein shall be true in all material respects on and as of the date of the Closing and shall be confirmed by appropriate certificates at Closing;

                  (b) Neither the Authority nor the Company shall be in default in the performance of any of their respective covenants herein;

                  (c) The Underwriter shall have received:

                           (i) Opinions of Eckert Seamans Cherin & Mellot, LLC, Bond Counsel, dated the date of Closing, substantially in the forms attached as Appendix D to the Preliminary Official Statement and Exhibit A hereto, addressed to (or with reliance letters delivered in respect of) the Authority and the Underwriter;

                           (ii) An opinion of Begley, Carlin & Mandio, counsel for the Authority, dated the date of Closing, with respect to the matters set forth in Exhibit B hereto, addressed to the Underwriter and in form and substance reasonably satisfactory to the Underwriter and Bond Counsel;

                           (iii) Opinions of Dilworth Paxson LLP, counsel to the Company, and the Company's general counsel, dated the date of Closing, with respect to the matters set forth in Exhibit C hereto, addressed to the Underwriter, the Authority and Bond Counsel, in form and substance reasonably satisfactory to the Underwriter and to Bond Counsel;

                           (iv) An opinion of Saul Ewing LLP, counsel for the Underwriter, in form and substance reasonably satisfactory to the Underwriter;

                           (v) An opinion of legal counsel to the Financial Guaranty Insurance Company (the "Bond Insurer") in form and substance satisfactory to the Underwriter, relating to the enforceability of a municipal bond insurance policy from the Bond Insurer (the "Insurance Policy") and the information concerning the Bond Insurer in the Official Statement;

                           (vi) A certificate dated the date of Closing executed by an authorized officer of the Authority to the effect that:

                                    (A) the representations and warranties of
                  the Authority contained herein, to the best of the knowledge of such officer, are true and correct in all material respects as of the date of Closing; and

                                    (B) to the best of the knowledge of such
                  officer, the Authority has complied in all material respects with all agreements executed by the Authority in connection with issuance of the Bonds and satisfied in all material respects the Authority's covenants contained in Section 5 herein and all of the conditions on its part to be performed or satisfied at or prior to the Closing;

                           (vii) A certificate dated the date of Closing executed by the chief financial officer of the Company to the effect that:

                                    (A) the representations and warranties of
                  the Company in this Bond Purchase Agreement are true and correct in all material respects as of the date of Closing;

                                    (B) the Preliminary Official Statement and
                  the Official Statement, as of their respective dates, insofar as they relate to the Company, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, under the circumstances in which they were made, not misleading in any respect; and

                                    (C) no event affecting the Company has
                  occurred since the date of the Bond Purchase Agreement which is required to be disclosed in the Official Statement in order to make the statements and information therein not misleading in any material respect;

                           (viii) Two executed copies of the Trust Indenture, the Financing Agreement, the Bond Purchase Agreement, the Thirty-Sixth Supplemental Mortgage and the Continuing Disclosure Agreement;

                           (ix) Two copies of the Articles of Incorporation and Bylaws of the Company, as amended to the date of Closing, and of the resolutions of the Board of Directors of the Company authorizing and approving the execution and delivery of this Bond Purchase Agreement, the Financing Agreement, the First Mortgage Bond, the Thirty-Sixth Supplemental Mortgage, the Continuing Disclosure Agreement and the incurrence of indebtedness with respect thereto and all transactions described in the Official Statement and contemplated by this Bond Purchase Agreement, all certified by its Secretary or Assistant Secretary;

                           (x) Two copies of the Authority Resolution, a copy of the Articles of Incorporation of the Authority certified by the Secretary of the Commonwealth, a copy of the Bylaws of the Authority certified by its Secretary, and a subsistence certificate from the Secretary of the Commonwealth, dated as of a date within ten (10) days prior to the Closing Date;

                           (xi) Letters from PricewaterhouseCoopers, LLP, consenting to the use of the financial statements prepared by such firm and all references to such firm contained in the Preliminary Official Statement and the Official Statement;

                           (xii) Evidence of the issuance of the Insurance Policy by the Bond Insurer, which policy shall unconditionally and irrevocably guarantee the payment when due of the principal of and interest on the Bonds;

                           (xiii) Evidence satisfactory to the Underwriter that a rating of "AAA" assigned by Standard & Poor's with respect to the Bonds based upon the Insurance Policy and that an underlying rating of "AA-" for the Company are in full force and effect as of the date of Closing;

                           (xiv) Evidence satisfactory to Bond Counsel and the Underwriter of the receipt by the Authority of a Preliminary Allocation relating to the Bonds from the Pennsylvania Department of Community and Economic Development and of the registration of a Securities Certificate relating to the First Mortgage Bond and the Bonds with the Pennsylvania Public Utility Commission;

                           (xv) a subsistence certificate with respect to the Company from the Secretary of the Commonwealth, dated as of a date within ten (10) days prior to the Closing Date; and

                           (xvi) Such additional documentation as the Underwriter or its counsel or Bond Counsel may reasonably request to evidence compliance with applicable law and the validity of the Bonds, the Financing Agreement, the Trust Indenture, this Bond Purchase Agreement, the Mortgage, the First Mortgage Bond and the Continuing Disclosure Agreement, and to evidence that the interest on the Bonds is not includable in gross income under the Code and the status of the offering under the 1933 Act and the 1939 Act.

                  (d) At Closing there shall not have been any material adverse change in the financial condition of the Company or any adverse development concerning the business or assets of the Company which would result in a material adverse change in the prospective financial condition or results of operations of the Company from that described in the Official Statement which, in the judgment of the Underwriter, makes it inadvisable to proceed with the sale of the Bonds; and the Underwriter shall have received certificates of the Company certifying that no such material adverse change has occurred or, if such a change has occurred, full information with respect thereto; and

                  (e) The Underwriter shall deliver at Closing a certificate in form acceptable to Bond Counsel to the effect that the Underwriter has sold to the public (excluding bond houses and brokers) a substantial amount of the Bonds at (at least 10% of each maturity) initial offering prices no higher than, or yields no lower than, those shown on the cover page of the Official Statement and that such certificate may be relied upon for purposes of determining compliance with Section 148 of the Code.

         12. Events Permitting the Underwriter to Terminate. The Underwriter may terminate its obligation to purchase the Bonds at any time before Closing if any of the following occurs:

                  (a) A legislative, executive or regulatory action or proposed action, or a court decision, which, in the reasonable judgment of the Underwriter, casts sufficient doubt on the legality of, or the exclusion from gross income for federal income tax purposes of interest on, obligations such as the Bonds so as to materially impair the marketability or materially lower the market price of the Bonds; or

                  (b) Any action by the Securities and Exchange Commission or a court which would require registration of the Bonds or the First Mortgage Bond under the 1933 Act or qualification of the Indenture under the 1939 Act; or

                  (c) Any general suspension of trading in securities on the New York Stock Exchange or the establishment, by the New York Stock Exchange, by the Securities and Exchange Commission, by any federal or state agency, or by the decision of any court, of any limitation on prices for such trading, or any outbreak of hostilities or other national or international calamity or crisis, or any material escalation in any such hostilities, calamity or crisis, the effect of which on the financial markets of the United States of America shall be such as to materially impair the marketability or materially lower the market price of the Bonds; or

                  (d) Any event or condition occurring or arising after the date hereof which, in the reasonable judgment of the Underwriter, renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information contained in the Official Statement, or which requires that information not reflected in the Official Statement or Appendices thereto should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time; provided that the Authority, the Company and the Underwriter will use their best efforts to amend or supplement the Official Statement to reflect, to the reasonable satisfaction of the Underwriter, such changes in or additions to the information contained in the Official Statement; or

                  (e) Pending or threatened litigation affecting or arising out of the ownership of the Project or any other facilities of the Company or the issuance of the Bonds which in the reasonable judgment of the Underwriter would materially impair the marketability or materially lower the market price of the Bonds; or

                  (f) quantities of the Official Statement are not delivered to the Underwriter in a timely manner as required by Section 10 hereof.

         If the Underwriter terminates its obligation to purchase the Bonds because any of the conditions specified in Section 11 hereof or this Section 12 shall not have been fulfilled at or before the Closing, such termination shall not result in any liability on the part of the Authority, the Underwriter, or, except for the payment of such costs of issuance described in Section 13 hereof which are due and payable, the Company.

         13. Expenses. All expenses and costs of the authorization, issuance, sale and delivery of the Bonds including, without limitation, the preparation of and furnishing to the Underwriter of the Preliminary Official Statement and the Official Statement, the preparation and execution of the Bonds, the Financing Agreement, the Trust Indenture, the First Mortgage Bond, the Thirty-Sixth Supplemental Mortgage and this Bond Purchase Agreement, the Insurance Policy premium, rating agency fees, the issuance and closing fees of the Authority, the fees and disbursements of counsel to the Authority, the fees and disbursements of Bond Counsel, the fees and disbursements of counsel to the Underwriter and the expenses incurred in connection with qualifying the Bonds for sale under the securities laws of various jurisdictions and preparing Blue Sky and legal investment memoranda, shall be paid by the Company. The Authority shall bear no out-of-pocket expense in connection with the transactions contemplated by this Bond Purchase Agreement. The Underwriter will pay all other expenses of the Underwriter in connection with the public offering of the Bonds.

         14. Execution in Counterparts. This Bond Purchase Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Bond Purchase Agreement by signing any such counterpart.

         15. Notices and Other Actions. All notices, requests, demands and formal actions hereunder will be in writing mailed, faxed (with confirmation of receipt) or delivered by nationally recognized, next-day delivery service to:

                  The Underwriter:

                           Janney Montgomery Scott LLC
                           1801 Market Street
                           Philadelphia, PA  19103
                           Attention: William Carlin, Jr.
                           First Vice President

                           Fax #: (215) 587-9943

                  The Company:

                           Philadelphia Suburban Company
                           762 Lancaster Avenue
                           Bryn Mawr, Pennsylvania 19010

                           Attention: Kathy L. Pape, Esq.,
                           Vice President, Treasurer & Rate Counsel

                           Fax #: (610) 519-0989

                  The Authority:

                           Bucks County Industrial Development Authority Two East Court Street
                           Doylestown, PA  18901

                           Attention: Robert F. Cormack, Executive Director

                           Fax #: (215) 348-8829

         16. Governing Law. This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding those relating to choice of laws or conflict of laws, and may not be assigned by the Authority, the Company or the Underwriter.

         17. Successors. This Bond Purchase Agreement will inure to the benefit of and be binding upon the parties and their respective successors and, as to Sections 6, 7 and 8 hereof, the Indemnitees, and will not confer any rights upon any other person. The term "successor" shall not include any holder of any Bonds merely by virtue of such holding.

         18. Limitations on Liability. No personal recourse shall be had for any claim based on this Bond Purchase Agreement or the Bonds against any board member, officer, agent, employee, or attorney past, present or future, of the Authority or any successor body as such, either directly or through the Authority or any successor body, under any constitutional provision, statute, or rule of law or by enforcement of any assessment or penalty or otherwise. Notwithstanding any provision or obligation to the contrary in this Bond Purchase Agreement, the liability of the Authority for payments of any kind, nature or description provided for herein or in any other document executed pursuant hereto shall be limited to the revenues derived by the Authority from the Financing Agreement and the First Mortgage Bond.

         IN WITNESS WHEREOF, the Authority, the Company and the Underwriter have caused their duly authorized representatives to execute and deliver this Bond Purchase Agreement as of the date first written above.

                             BUCKS COUNTY INDUSTRIAL
                             DEVELOPMENT AUTHORITY



                             By: Harry W. Fawkes
                                 -----------------------------------------------
                                 Chairman



                             PENNSYLVANIA SUBURBAN WATER
                             COMPANY



                             By: Kathy L. Pape
                                 -----------------------------------------------
                                 Vice President, Treasurer & Rate Counsel



                             JANNEY MONTGOMERY SCOTT LLC



                             By: William Carlin, Jr.
                                 -----------------------------------------------
                                 First Vice President

                                   SCHEDULE I

                                 Terms of Bonds

Principal Amount:          $25,000,000

Dated Date:                June 1, 2002

Maturity Date:             September 1, 2032

Interest Payment Dates: March 1 and September 1, commencing September 1, 2002

Rate of Interest: 5.55%

Redemption provisions:

The Bonds are subject to redemption as follows:

         Optional Redemption. The Bonds are subject to redemption prior to maturity by the Authority, at the direction of the Company, on or after March 1, 2012, as a whole or in part at any time, at the redemption price of 100% of principal amount redeemed, plus interest accrued to the date fixed for redemption.

         Extraordinary Optional Redemption. The Bonds are subject to redemption by the Authority at the direction of the Company as a whole at any time prior to maturity at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date upon the occurrence of the following events:

                  (a) the Facilities are partially or totally damaged or destroyed by fire or other casualty and (1) the Company fails to make any determination within sixty (60) days after such damage or destruction, as to the restoration of the Facilities; (2) the Company determines within sixty (60) days after such damage or destruction that satisfactory restoration of the Facilities may not be made; or (3) after having made the determination to make such repair or restoration as permitted by the Agreement, the Company fails to proceed promptly with such restoration; or

                  (b) all or substantially all of the Facilities are taken or condemned as a whole by a public body in the exercise of its power of eminent domain, or any portion of the Facilities are so taken or condemned and the Company determines that the remaining portion of the Facilities is unsuitable for the Company's business; or

                  (c) if changes in the economic availability of raw materials, operating supplies, labor or facilities necessary for the operation of the Facilities or the water supply and distribution system of which they are part as an efficient facility, or technological or other changes shall have occurred which, in the Company's opinion, render the Facilities or such system uneconomical for their intended purposes.

                                    EXHIBIT A


                                                                    June 5, 2002

Janney Montgomery Scott, LLC                First American Municipals, Inc.
1801 Market Street                          606 Corporate Drive
Philadelphia, PA  19103                     Langhorne, PA  19047

Financial Guaranty Insurance                Pennsylvania Suburban Water
   Company                                     Company
125 Park Avenue                             762 Lancaster Avenue
New York, NY  10017                         Bryn Mawr, PA  19010


         Re: $25,000,000, Bucks County Industrial Development Authority, Water Facilities Revenue Bonds, (Pennsylvania Suburban Water Company Project), Series of 2002
              ------------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as Bond Counsel in connection with the issuance by the Bucks County Industrial Development Authority (the "Authority") of $25,000,000, aggregate principal amount of its Water Facilities Revenue Bonds (Pennsylvania Suburban Water Company Project) Series of 2002 (the "Bonds) pursuant to the provisions of a Trust Indenture dated as of June 1, 2002 (the "Indenture"), between the Authority and Wachovia Bank, National Association, as Trustee.

         This opinion is being rendered pursuant to the Bond Purchase Agreement, dated May 21, 2002 relating to the Bonds (the "Bond Purchase Agreement"), and supplements our opinion as Bond Counsel delivered concurrently herewith.

         The terms used herein, which are defined in the Bond Purchase Agreement and the Indenture, are used in this opinion with the same meaning as so defined.

         Based on the foregoing, we are of the opinion that:

         (a) the Bond Purchase Agreement has been duly authorized, executed and delivered by the Authority;

         (b) the execution and delivery of the Official Statement has been duly authorized by the Authority;

         (c) the offer and sale of the Bonds do not require registration of the Bonds pursuant to the Securities Act of 1933, as amended, and the Indenture is not required to be qualified pursuant to the Trust Indenture Act of 1939, as amended; and

         (d) the information and statements contained in the Official Statement under the sections captioned "INTRODUCTORY STATEMENT - General", "INTRODUCTORY STATEMENT - Description of the Bonds", "INTRODUCTORY STATEMENT - Security for the Bonds", "THE

BONDS" (except for the subpart entitled "Book Entry-Only System" as to which no opinion is expressed), "SECURITY FOR THE BONDS - Limited Obligations", "SECURITY FOR THE BONDS - Assignment of Agreement and Pledge of Revenues", "SECURITY FOR THE BONDS - The Agreement" and in Appendix C thereto (insofar as such information and statements purport to summarize provisions of the Bonds, the Indenture and the Financing Agreement) accurately summarize in all material respects the provisions of the Bonds, the Indenture and the Financing Agreement purported to be summarized therein, and statements set forth in the section captioned "TAX MATTERS" accurately summarizes in all material respects the matters purported to be summarized therein.

         No opinion is expressed herein with respect to any statistical data, technical and financial statements, operating statistics and other financial data contained in said Official Statement.

         We further advise you that you may rely on our approving opinion as Bond Counsel dated the date hereof as if such opinion had been directed to you in the first instance.


                                            Very truly yours,



                                            ECKERT SEAMANS CHERIN & MELLOTT, LLC

                                    EXHIBIT B

          Points to be covered in Opinion of Counsel for the Authority

   (Terms defined in Bond Purchase Agreement are used here with same meanings)

         1. The Authority is a body corporate and politic constituting an instrumentality of the Commonwealth and is duly created and existing pursuant to the Act.

         2. The Authority has by proper action duly authorized the execution and issuance of the Bonds and the execution and delivery of the Authority Financing Documents. The Bonds have been duly and validly issued by the Authority and the Authority Financing Documents have each been duly and validly executed and delivered by the Authority and the Bonds and each of such documents are valid and binding agreements of the Authority, enforceable against the Authority in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or legal or equitable principles affecting the enforcement of creditor's rights.

         3. To the knowledge of such counsel, the execution and the issuance by the Authority of the Bonds, the execution and delivery by the Authority of the Authority Financing Documents and performance by the Authority of the Authority's obligations under the Bonds and the Authority's Financing Documents, do not conflict with or constitute on a part of the Authority a violation of, breach of or default under any existing constitutional provision or statute of the Commonwealth, or, to our knowledge without having undertaken any independent investigation, any indenture, mortgage, deed of trust, resolution, note agreement or other agreement or instrument to which the Authority is a party or by which the Authority is bound, or, to our knowledge, any order, rule or regulation of any court, governmental agency or body of the Commonwealth having jurisdiction over the Authority or any of its activities or property.

         4. To the knowledge of such counsel, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against the Authority, wherein an unfavorable decision, ruling or finding would materially and adversely affect the transactions contemplated by the Bonds.

         5. The Authority has approved the distribution of the Preliminary Official Statement and the Official Statement by the Underwriter in connection with the sale of the Bonds.

         6. The information contained in the Preliminary Official Statement and the Official Statement under the headings "INTRODUCTORY STATEMENT" and "ABSENCE OF MATERIAL LITIGATION" (insofar as such information relates to the Authority) and "THE AUTHORITY" has been reviewed by us and nothing has come to our attention which would lead us to believe that such information contains any untrue statement of a material fact or omits to state a material fact which is required to be stated therein or which is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

                                    EXHIBIT C

   Points to be covered in Opinions of the Company's Legal and General Counsel

   (Terms defined in Bond Purchase Agreement are used here with same meanings)

         1. The Company was organized and subsists under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement.

         2. The Company has the corporate power and authority to enter into and perform the Bond Purchase Agreement, the Financing Agreement, the First Mortgage Bond, Thirty-Sixth Supplemental Mortgage, and the Continuing Disclosure Agreement. The execution, delivery and performance by the Company of the Financing Agreement, the Bond Purchase Agreement, the First Mortgage Bond, Thirty-Sixth Supplemental Mortgage, and the Continuing Disclosure Agreement have been duly authorized by all requisite corporate action.

         3. The Bond Purchase Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company. The Financing Agreement and the Continuing Disclosure Agreement, when executed and delivered by the Company, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general.

         4. The execution and delivery of the Bond Purchase Agreement, the Financing Agreement and the Continuing Disclosure Agreement and the performance by the Company of its obligations thereunder will not violate, conflict with or result in a breach of or constitute a default under the Articles of Incorporation or Bylaws of the Company or any agreement, instrument, order, writ, judgment or decree to which the Company is a party or to which it or any of its property is subject.

         5. The Company has obtained all approvals required in connection with the execution and delivery of, and performance by the Company of its obligations under, the Bond Purchase Agreement, the Financing Agreement, the First Mortgage Bond, the Thirty-Sixth Supplemental Mortgage and the Continuing Disclosure Agreement.

         6. The First Mortgage Bond has been duly authorized, executed, authenticated, issued and delivered and constitutes a valid and legally binding obligation of the Company entitled to the benefits provided by the Mortgage.

         7. The First Mortgage Bond is not subject to the registration requirements of the 1933 Act.

         8. The Original Indenture has been duly authorized, executed and delivered by the Company and the Trustee and the Thirty-Sixth Supplemental Mortgage has been duly authorized, executed and delivered by the Company and the Trustee and recorded as required by law. The Mortgage (i) constitutes a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights, and
(ii)
constitutes a direct, valid and enforceable mortgage lien (except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights) upon all of the properties and assets of the Company (not heretofore released as provided for in the Mortgage) specifically or generally described or referred to in the Mortgage as being subject to the lien thereof, except for permitted liens under the Mortgage; the Original Indenture and the Thirty-Sixth Supplemental Mortgage have been properly recorded in the Counties of Berks, Bradford, Bucks, Chester, Columbia, Delaware, Lawrence, Mercer, Montgomery, Northumberland, Pike, Schuylkill and Wayne in the Commonwealth of Pennsylvania and such recordations are the only recordations necessary in order to establish, preserve, protect and perfect the lien of the Mortgage on all real estate and fixed property of the Company (excluding easement and other similar rights) described in the Mortgage as subject to the lien thereof.

         9. In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title to all of its real property currently held in fee simple; good and marketable title to all of its other interests in real property (other than to certain rights of way, easements, occupancy rights, riparian and flowage rights, licenses, leaseholds, and real property interests of a similar nature); and good and marketable title to all personal property owned by it; in each case free and clear of all liens, encumbrances and defects except such as maybe described in the Official Statement, the lien of the Mortgage, permitted liens under the Mortgage or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

         10. In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has all licenses, franchises, permits, authorizations, rights, approvals, consents and order of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the Mortgage necessary for the operation of the business carried on by it as described in the Official Statement; except as otherwise set forth in the Official Statement, all such licenses, franchises, permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; to the best of such counsel's knowledge, except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or, to its knowledge, threatened that would result in a material modification, suspension or revocation thereof; and the Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations.

         11. The issue and delivery of the First Mortgage Bond and the compliance by the Company with all of the applicable provisions of the First Mortgage Bond and the Mortgage; the execution, delivery and performance by the Company of the Thirty-Sixth Supplemental Mortgage, the Financing Agreement, this Bond Purchase Agreement and the Continuing Disclosure Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien of the Mortgage) upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of he Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body not already obtained is required for the issue and delivery of the First Mortgage Bond; the execution, delivery and performance of this Bond Purchase Agreement, the Financing Agreement, the Thirty-Sixth Supplemental Mortgage, the First Mortgage Bond and the Continuing Disclosure Agreement; or the consummation of the other transactions contemplated by this Bond Purchase Financing Agreement or the Mortgage.

         12. The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Company Holding Act of 1935, as amended.

         13. There are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject, other than as set forth in the Official Statement and other than litigation incident to the kind of business conducted by the Company, wherein an unfavorable ruling, decision or finding is likely that would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company.

         14. The Mortgage and the First Mortgage Bond conform in all material respects as to legal matters to the descriptions thereof in the Official Statement.

         15. We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Official Statement and take no responsibility therefor, except to the extent referred to in paragraph 14 and this paragraph. In the course of the preparation by the Company of the Official Statement, we participated in conferences with certain officers and employees of the Company, examined the Official Statement and made certain inquiries in connection with the preparation of the Official Statement. Subject to the foregoing, we have no reason to believe that the Official Statement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and the notes thereto, schedules and other financial or statistical data included or incorporated by reference therein).